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EXHIBIT 10.13

FIRST AMENDMENT TO THE
1997 EQUITY PARTICIPATION PLAN OF WEIDER NUTRITION INTERNATIONAL, INC.

    Weider Nutrition International, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), adopted the 1997 Equity Participation Plan of Weider Nutrition International, Inc. (the "Plan") effective as of February 28, 1997. In order to increase the number of shares available for issuance under the Plan, to revise the terms for options granted to Independent Directors and to amend the Plan in certain other respects, this First Amendment to the Plan has been adopted by the Corporation, effective as set forth herein; provided, however, that in the event the stockholders of the Corporation do not approve this First Amendment to the Plan by the first anniversary of such date, the amendment to Section 2.1(a) provided herein shall be null and void and of no effect.

    1.  Effective as of September 8, 1998, Section 1.18 of the Plan is hereby amended in its entirety to read as follows:

    "1.18 Independent Director. "Independent Director" shall mean a member of the Board who is not (i) an Employee or (ii) an employee of any parent corporation of the Company."

    2.  Subject to stockholder approval, effective as of July 22, 1998, Section 2.1(a) of the Plan is hereby amended in its entirety to read as follows:

    "(a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Class A Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed two million four hundred ninety-six thousand (2,496,000). The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares."

    3.  Effective as of September 8, 1998, Section 3.4(d) of the Plan is amended in its entirety to read as follows:

    "(d) During the term of the Plan, a person who is initially appointed or elected to the Board and who is an Independent Director at the time of such initial appointment or election shall be granted (i) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial appointment or election and (ii) an Option to purchase seven thousand (7,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after the first anniversary of such initial appointment or election as of which the Independent Director is serving as a Director of the Company. Members of the Board who are Employees who subsequently retire from the Company (or a Subsidiary) and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after Termination of Employment, Options as described in clause (ii) of the preceding sentence."

    4.  Effective as of September 8, 1998, Section 4.4(a) of the Plan is amended in its entirety to read as follows:

    "(a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided further, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of one-third on each of the first, second and third anniversaries of the date of Option grant. At any time after grant of an Option, the Committee (the Board with respect to Independent Directors) may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests."

    5.  Effective as of February 27, 1997, Section 9.1 of the Plan is amended in its entirety to read as follows:

    "9.1 Committee. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Committee shall consist of the entire Board. As soon as practicable following such registration, the Committee shall be the Compensation Committee of the Board; provided, however, that with respect to each Section 162(m) Participant, the "Committee" hereunder shall mean a committee of solely two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board."

    Executed at Salt Lake City, Utah this 29th day of October, 1998.

                      WEIDER NUTRITION INTERNATIONAL, INC.

                      By:

SECOND AMENDMENT TO THE
1997 EQUITY PARTICIPATION PLAN OF
WEIDER NUTRITION INTERNATIONAL, INC.

    This Second Amendment to the 1997 Equity Participation Plan, as amended (the "Plan"), of Weider Nutrition International, Inc. is hereby adopted by Weider Nutrition International, Inc., a Delaware corporation (the "Company").

RECITALS

    A.  The Plan was originally adopted by the Board of Directors of the company on August 20, 1996, and the stockholders of the Company on February 28, 1997, and the Plan, as amended, was approved by the stockholders of the Company on October 29, 1998.

    B.  As of June 1, 1999, the Compensation Committee of the Board of Directors of the Company approved an amendment to the Plan (the "June Amendment"), subject to stockholder approval, increasing the maximum number of shares of Class A Common Stock which may be subject to options or awards to any individual in any fiscal year from 300,000 to 600,000 shares.

    C.  As of September 27, 1999, the board of Directors of the company approved an additional amendment to the Plan (the "September Amendment," and collectively with the June Amendment, the "Amendments"), subject to stockholder approval, increasing the aggregate maximum number of shares of Class A Common Stock available for issuance under the Plan from 2,496,000 to 3,500,000 shares.

    D.  On November 17, 1999, the stockholders of the Company approved the Amendments as follows:

THE AMENDMENTS

    1.  The June Amendment. Effective as of June 1, 1999, Section 1.2 of the Plan is hereby amended in its entirety to read as follows:

    "1.2 Award Limit. "Award Limit" shall mean 600,000 shares of Common Stock."

    2.  The September Amendment. Effective as of September 27, 1999, Section 2.1(a) of the Plan is hereby amended in its entirety to read as follows:

    "(a) The shares of stock subject to Options, awards of Restricted Stock, Performance Awards, Dividend Equivalents, awards of Deferred Stock, Stock Payments or Stock appreciation Rights shall be Common Stock, initially shares of the Company's Class A Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed three million five hundred thousand (3,500,000). The shares of Common Stock issuable upon of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares."

    The undersigned hereby certifies that the Compensation Committee of the Board of Directors approved the June Amendment effective June 1, 1999, the Board of Directors of the Company approved the September Amendment effective September 27, 1999, and the stockholders of the Company approved the Amendments on November 17, 1999.

    Executed at Salt Lake City, Utah, this 17th day of November, 1999.

                      WEIDER NUTRITION INTERNATIONAL, INC.

                      By:

THIRD AMENDMENT TO THE
1997 EQUITY PARTICIPATION PLAN OF
WEIDER NUTRITION INTERNATIONAL, INC.

    Weider Nutrition International, Inc., a corporation organized under the laws of the State of Delaware (the "Corporation"), originally adopted the 1997 Equity Participation Plan of Weider Nutrition International, Inc. (the "Plan") effective as of February 28, 1997 and the Plan, as amended, was approved by the stockholders of the Corporation on October 29, 1998. Section 10.2 of the Plan allows the Board of Directors of the Corporation to amend the Plan in certain respects at any time or from time to time.

    In order to revise the terms for options granted to Independent Directors and to amend the Plan in certain other respects, this Third Amendment to the Plan has been adopted by the Corporation, effective as set forth herein.

    1.  Effective October 3, 2001, Section 3.4(d) of the Plan is hereby amended in its entirety to read as follows:

    "(d) During the term of the Plan, Independent Directors shall be granted Options as follows:

        (i)  Each person who is an Independent Director as of the date of the consummation of the initial public offering of Common Stock automatically shall be granted (1) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial public offering and (2) an Option to purchase twelve thousand five hundred (12,500) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after the first anniversary of such initial appointment or election as of which the Independent Director is then serving as such.

        (ii) A person who is initially elected or appointed to the Board after the consummation of the initial public offering of Common Stock and who is an Independent Director at the time of such initial election or appointment automatically shall be granted (1) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election or appointment and (2) an Option to purchase twelve thousand five hundred (12,500) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders after the first anniversary of such initial appointment or election as of which the Independent Director is then serving as such. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (1) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after Termination of Employment, Options as described in clause (2) of the preceding sentence on each anniversary of the date of Termination of Employment.

        (iii) As soon as practicable after October 3, 2001, each Independent Director who has been a member of the Board for a term of three consecutive years ("Three Year Term") on or prior to October 3, 2001, shall be granted an Option to purchase fifteen thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3). Each Independent Director who has not been a member of the Board for a Three Year Term prior to October 3, 2001 or who is elected or appointed to the Board after October 3, 2001 shall be granted an Option to purchase fifteen thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) upon the completion of a Three Year Term. Upon an Independent Director's completion of any one or more additional Three Year Terms (following the grant described above in this Section 3.4(d)(iii)), such Independent Director shall be granted an additional Option to purchase fifteen thousand (15,000) shares of Common Stock (subject to adjustment as provided in Section 10.3).

    2.  Effective as of October 3, 2001, the following Section 3.4(e) shall be added to the Plan:

    "(e) Through December 31, 2001, the Board shall have the authority to grant to Independent Directors Options to purchase an aggregate of sixty thousand (60,000) shares of Common Stock, subject to the terms set forth in Article IV."

    3.  Effective for grants of Options made on or after July 1, 2001, Section 4.4(a) of the Plan is hereby amended in its entirety to read as follows:

    "(a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that, except for an Option granted under Section 3.4(d)(iii), Options granted to Independent Directors shall become exercisable in cumulative annual installments of thirty-three and one-third percent (33.33%) on each of the first, second, and third anniversaries of the date of Option grant, without variation or acceleration hereunder except as provided in Section 10.3(b), and Options granted to Independent Directors under Section 3.4(d)(iii) shall be exercisable immediately upon the date of Option grant. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests."

* * * * * * *

    Executed at Salt Lake City, Utah as of October   , 2001.

                      WEIDER NUTRITION INTERNATIONAL, INC.

                      By:

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  EXHIBIT 10.13
FIRST AMENDMENT TO THE 1997 EQUITY PARTICIPATION PLAN OF WEIDER NUTRITION INTERNATIONAL, INC.
SECOND AMENDMENT TO THE 1997 EQUITY PARTICIPATION PLAN OF WEIDER NUTRITION INTERNATIONAL, INC.
RECITALS
THE AMENDMENTS
THIRD AMENDMENT TO THE 1997 EQUITY PARTICIPATION PLAN OF WEIDER NUTRITION INTERNATIONAL, INC.